                                                                    EXHIBIT 23.1

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               30/F Bund Center
                                               222 Yan An Road East
                                               Shanghai 200002,PRC

                                               Tel: +86 21 6141 8888
                                               Fax: +86 21 6335 0003
                                               www. deloitte.com/cn







            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Focus Media Dalian Holding Ltd. financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.





/s/ Deloitte Touche Tohmatsu CPA Ltd.
Shanghai, China
January 23, 2006










Audit.Tax.Consulting.Financial Advisory.
[CHINESE CHARACTERS]

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               30/F Bund Center
                                               222 Yan An Road East
                                               Shanghai 200002,PRC

                                               Tel: +86 21 6141 8888
                                               Fax: +86 21 6335 0003
                                               www. deloitte.com/cn







            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Focus Media Qingdao Holding Ltd. financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.





/s/ Deloitte Touche Tohmatsu CPA Ltd.
Shanghai, China
January 23, 2006











Audit.Tax.Consulting.Financial Advisory.
[CHINESE CHARACTERS]

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               30/F Bund Center
                                               222 Yan An Road East
                                               Shanghai 200002,PRC

                                               Tel: +86 21 6141 8888
                                               Fax: +86 21 6335 0003
                                               www. deloitte.com/cn






            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Focus Media Changsha Holding Ltd. Financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.





/s/ Deloitte Touche Tohmatsu CPA Ltd.
Shanghai, China
January 23, 2006










Audit.Tax.Consulting.Financial Advisory.
[CHINESE CHARACTERS]

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               30/F Bund Center
                                               222 Yan An Road East
                                               Shanghai 200002,PRC

                                               Tel: +86 21 6141 8888
                                               Fax: +86 21 6335 0003
                                               www. deloitte.com/cn



            Consent of Independent Registered Public Accounting Firm


We consent to the use in the Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated February 2, 2005, appearing on the Perfect Media Holding Limited financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.
Shanghai, China
January 23, 2006










Audit.Tax.Consulting.Financial Advisory.
[CHINESE CHARACTERS]

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               30/F Bund Center
                                               222 Yan An Road East
                                               Shanghai 200002,PRC

                                               Tel: +86 21 6141 8888
                                               Fax: +86 21 6335 0003
                                               www. deloitte.com/cn



            Consent of Independent Registered Public Accounting Firm



We consent to the use in the Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated May 25, 2005, appearing on Focus Media Holding Limited financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.





/s/ Deloitte Touche Tohmatsu CPA Ltd.
Shanghai, China
January 23, 2006





Audit.Tax.Consulting.Financial Advisory.
[CHINESE CHARACTERS]

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               30/F Bund Center
                                               222 Yan An Road East
                                               Shanghai 200002,PRC

                                               Tel: +86 21 6141 8888
                                               Fax: +86 21 6335 0003
                                               www. deloitte.com/cn

            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on Capital Beyond Limited of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.





/s/ Deloitte Touche Tohmatsu CPA Ltd.
Shanghai, China
January 23, 2006










Audit.Tax.Consulting.Financial Advisory.
[CHINESE CHARACTERS]

[DELOITTE LOGO]
[CHINESE CHARACTERS]
                        [CHINESE CHARACTERS]   Deloitte Touche Tohmatsu CPA Ltd.
                                               Beijing Branch
                                               8/F Office Tower W@
                                               The Towers, Oriental Plaza
                                               1 East Chang An Avenue
                                               Beijing 100738,PRC





            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated January 6, 2006, appearing Infoachieve Limited financial statements of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.





/s/ Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
January 23, 2006